UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2010

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 1, 2010, CMS Energy Corporation’s ("CMS Energy") principal subsidiary, Consumers Energy Company ("Consumers Energy") announced the following senior management changes.

Frank Johnson, senior vice president of energy operations, and James Coddington, vice president of generation operations, have elected to retire, effective September 1. Johnson joined Consumers Energy in 1970, and Coddington joined the utility in 1972.

Dan Malone will succeed Johnson, and become senior vice president of distribution and customer operations. Malone first joined Consumers Energy in 1984 and has served as vice president of customer and energy operations services and safety since 2009. Reporting to Malone will be Rufus Gladney, newly named vice president of energy operations, and Sue Swan, vice president of the Smart Grid program. Swan has served as vice president of business technology solutions. Gladney, who joined the company in 1978, now serves as the utility’s executive manager of energy services west.

Jack Hanson, vice president of generation engineering and services since 2006, will be named senior vice president of electric generation. Reporting to Hanson will be Jim Pomaranski, vice president of generation construction, and Rich Ford, currently vice president of energy delivery. Ford will be named vice president of generation operations.

Tim Sparks will take on the new position of vice president of energy supply operations, reporting to Bill Garrity, senior vice president of energy supply. Sparks, who joined the company in 1990, has served as the director of fossil fuel supply since 2006.

The changes are effective May 21 after the CMS Energy Board of Directors meeting.

For further information, a copy of the Consumers Energy News Release making these announcements is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Consumers Energy News Release dated April 1, 2010

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2009. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: April 1, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: April 1, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Consumers Energy News Release dated April 1, 2010